SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  June 10, 2002
(Date of earliest event reported)

Commission File No.:  333-83986-03



                    Morgan Stanley Dean Witter Capital I Inc.
             (Exact name of registrant as specified in its charter)
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       Delaware                                           13-3291626
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    (State or Other                                       (I.R.S. Employer
Jurisdiction of Incorporation)                           Identification No.)



1585 Broadway, New York, New York                                   10036
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(Address of Principal Executive Office)                          (Zip Code)



                                 (212) 761-4000
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              (Registrant's telephone number, including area code)


ITEM 5.     Other Events.

            Computational Materials

            Morgan Stanley & Co. Incorporated and Credit Suisse First Boston Corporation, each as underwriter of certain of the Certificates (each, the "Underwriter"), have provided certain prospective purchasers of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Certificates (collectively, the "Offered Certificates") with certain yield tables and other computational materials (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.



ITEM 7.     Financial Statements, Pro Forma Financial Information and

Exhibits.

(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------
      99                               Computational Materials (as defined in
                                       Item 5) that have been provided by the
                                       Underwriters to certain prospective
                                       purchasers of the Offered Certificates.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.



                                       By:  /s/  Warren H. Friend
                                          --------------------------------------
                                          Name:  Warren H. Friend
                                          Title: Managing Director


Date:  June 12, 2002

                                INDEX TO EXHIBITS


                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               ---------------
   99                  Computational Materials                        E